UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
February 7, 2018

NELNET, INC.
(Exact name of registrant as specified in its charter)

Nebraska	001-31924	84-0748903
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

121 South 13th Street, Suite 100 Lincoln, Nebraska	68508
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (402) 458-2370
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                        [ ]

Item 7.01 Regulation FD Disclosure.

On February 7, 2018, Nelnet, Inc. (the “Company”) issued a press release announcing that it had completed its previously announced acquisition of Great Lakes Educational Loan Services, Inc. (“Great Lakes”) from Great Lakes Higher Education Corporation (“GLHEC”). A copy of the press release is furnished as Exhibit 99.1 to this report.

The above information and Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On February 7, 2018, the Company completed the previously reported stock purchase agreement (the “Agreement”) with GLHEC, pursuant to which the Company acquired, through its wholly owned subsidiary Nelnet Diversified Solutions, LLC, all of the outstanding stock of Great Lakes from GLHEC. Pursuant to the terms of the Agreement, the Company paid a purchase price of $150.0 million in cash, following the satisfaction of all required closing conditions.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits. The following exhibit is furnished as part of this report:
Exhibit
No.                      Description

99.1*	Press Release dated February 7, 2018 - “Nelnet Completes Acquisition of Great Lakes Educational Loan Services, Inc.”

*	Furnished herewith.

Forward-looking and cautionary statements

This report contains forward-looking statements that involve risks and uncertainties. No assurance can be given that the results expressed or implied in any forward-looking statements will be achieved, and actual results could be affected by one or more risks and uncertainties, which could cause them to differ materially. Among the key risks and uncertainties that may have a direct bearing on the Company’s future operating results, performance, or financial condition expressed or implied by the forward-looking statements are the uncertain nature of the expected benefits from the acquisition and the ability to successfully integrate loan servicing operations and successfully maintain and increase allocated volumes of student loans serviced under existing and any future servicing contracts with the U.S. Department of Education (the “Department”), risks to the Company related to the Department’s initiative to procure new contracts for federal student loan servicing, including the risk that the Company may not be awarded a contract, other risks, including the risk of increased regulatory costs, and other risks and uncertainties set forth in the “Risk Factors” section of the

Company’s Annual Report on Form 10-K for the year ended December 31, 2016 and subsequent quarterly reports on Form 10-Q.  All forward-looking statements contained in this report are qualified by these cautionary statements and are made only as of the date of this report. Although the Company may from time to time voluntarily update or revise its prior forward-looking statements to reflect actual results or changes in the Company's expectations, the Company disclaims any commitment to do so except as required by securities laws.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 7, 2018
NELNET, INC.
By:     /s/ JAMES D. KRUGER

Name:	James D. Kruger

Title:	Chief Financial Officer